UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2018 (February 14, 2018)

EASTERLY ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-37522	47-3864814
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

375 Park Avenue, 21st Floor
New York, New York	10152
(Address of principal executive offices)	(Zip Code)

(646) 712-8300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On February 14, 2018, Easterly Acquisition Corp. (the “Company”) entered into Amendment No. 2 (“Amendment No. 2”) to the Investment Agreement (the “Investment Agreement”), dated as of June 28, 2017 and as amended by Amendment No. 1 dated November 8, 2017, by and among JH Capital Group Holdings, LLC (“JH Capital”), Jacobsen Credit Holdings, LLC (“Jacobsen Holdings”), NJK Holding LLC (“NJK Holding”), Kravetz Capital Funding LLC (“KCF” and, together with NJK Holding and Jacobsen Holdings, the “Founding Members”) and the Company. The Investment Agreement provides for the proposed business combination transaction between the Company and JH Capital (the “Business Combination”).

Amendment No. 2 amended the Investment Agreement to (i) extend the date by which the Investment Agreement could be terminated by the Company or JH Capital if the closing of the transactions contemplated by the Investment Agreement has not occurred by such date from March 31, 2018 to the earlier of (A) June 30, 2018 and (B) the date, if any, on which, pursuant to the Company’s Amended and Restated Certificate of Incorporation (the “Charter”) and the Amended and Restated Investment Management Trust Agreement, dated as of October 13, 2015 and as amended, by and between the Company and Continental Stock Transfer & Trust Company (the “Trust Agreement”), the Company is required to liquidate its trust account containing the proceeds from the Company’s initial public offering and the sale of certain warrants (the “Trust Account”); (ii) permit the Company to hold a Special Meeting of its stockholders for the purposes of obtaining approval to amend the Charter and the Trust Agreement to extend the date by which the Company is required to commence liquidating the Trust Account in the event the Company has not consummated a business combination from March 31, 2018 to a date to be determined by the Company in consultation with JH Capital; and (iii) provide JH Capital and the Company certain waivers of terms of the Investment Agreement.

Other than as expressly modified pursuant to Amendment No. 2, the Investment Agreement, which was previously filed as Exhibit 2.1 to the Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) by the Company on June 30, 2017, remains in full force and effect as originally executed on June 28, 2017 and as amended by Amendment No. 1 on November 8, 2018. The foregoing description of Amendment No. 2 does not purport to be complete and is subject to, and qualified in its entirety by, the full text of Amendment No. 2 attached hereto as Exhibit 2.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 8.01.	Other Events.

JH Capital has agreed to continue after March 31, 2018 to contribute to the Company as a loan, $0.03 for each public share for each calendar month or portion thereof that is needed by the Company to complete a business combination until the earlier of (i) the consummation of the Company’s initial business combination and release of proceeds from the Trust Account, and (ii) June 30, 2018 (the “Contributions”). The Contributions will be deposited into the Trust Account. The Contributions will not bear interest and will be repayable by the Company to JH Capital upon consummation of the Company’s initial business combination.

Additional Information About the Transaction and Where to Find It

This Current Report on Form 8-K relates to a proposed Business Combination and may be deemed to be solicitation material in respect of the proposed Business Combination. The proposed Business Combination will be submitted to the stockholders of the Company for their approval. In connection with the stockholder vote on the proposed Business Combination, the Company has filed with the SEC a preliminary proxy statement on Schedule 14A. This communication is not a substitute for the proxy statement that the Company filed with the SEC or any other documents that the Company may file with the SEC or send to its stockholders in connection with the proposed Business Combination. The proxy statement contains important information about the Company, JH Capital, the Founding Members, the proposed Business Combination and related matters.  Investors and security holders are urged to read the proxy statement carefully.

A copy of the definitive proxy statement when available will be sent to all stockholders of the Company as of the record date to be established for seeking the required stockholder approvals. Investors and stockholders will be able to obtain free copies of the proxy statement and other documents filed with the SEC by the Company through the web site maintained by the SEC at www.sec.gov. In addition, investors and stockholders will be able to obtain free copies of the proxy statement from the Company by accessing the Company’s website at www.easterlyacquisition.com. Information contained on any website referenced in this Current Report on Form 8-K is not incorporated by reference in this Current Report on Form 8-K.

Participants in Solicitation

The Company, JH Capital and the Founding Members, and their respective directors and executive officers, may be deemed participants in the solicitation of proxies of the Company’s stockholders in respect of the proposed Business Combination. Information about the directors and executive officers of the Company is set forth in the Company’s Form 10-K for the year ended December 31, 2016. Information about the directors and officers of JH Capital and the Founding Members, and more detailed information regarding the identity of all potential participants, and their direct and indirect interests, by security holdings or otherwise, will be set forth in the Company’s proxy statement. Investors may obtain additional information about the interests of such participants by reading such proxy statement when it becomes available.

Forward Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, known as the PSLRA. Forward-looking statements may relate to the proposed Business Combination, the Company, JH Capital and the Founding Members and any other statements relating to future results, strategy and plans of the Company, JH Capital and the Founding Members (including certain projections, business trends and statements, which may be identified by the use of the words “plans,” “expects” or “does not expect,” “estimated,” “is expected,” “budget,” “scheduled,” “estimates,” “forecasts,” “intends,” “anticipates” or “does not anticipate,” or “believes”, or variations of such words and phrases or that state certain actions, events or results “may”, “could”, “would”, “might”, “will” or “will be taken,” “occur” or “be achieved”). Forward-looking statements are based on the opinions and estimates of management of the Company, JH Capital or the Founding Members, as the case may be, as of the date such statements are made, and they are subject to known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, level of activity, performance or achievements to be materially different from those expressed or implied by such forward-looking statements. For JH Capital, these risks and uncertainties include, but are not limited to, its revenues and operating performance, general economic conditions, industry trends, legislation or regulatory requirements affecting the business in which it is engaged, management of growth, its business strategy and plans, fluctuations in debt purchasing, investigations or enforcement actions by governmental authorities, individual and class action lawsuits, the result of future financing efforts and its dependence on key personnel. For the Company, factors include, but are not limited to, the successful combination of the Company with JH Capital’s business, amount of redemptions, the ability to retain key personnel and the ability to achieve stockholder and regulatory approvals and to successfully close the proposed Business Combination. Additional information on these and other factors that may cause actual results and the Company’s performance to differ materially is included in the Company’s periodic reports filed with the SEC, including but not limited to the Company’s Form 10-K for the year ended December 31, 2016 and subsequent Forms 10-Q. Copies may be obtained by contacting the Company or the SEC. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. These forward-looking statements are made only as of the date hereof, and the Company undertakes no obligations to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

No Offer or Solicitation

The information in this Current Report on Form 8-K is for informational purposes only and is neither an offer to sell or purchase, nor the solicitation of an offer to buy or sell any securities, nor is it a solicitation of any vote, consent, or approval in any jurisdiction pursuant to or in connection with the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act and otherwise in accordance with applicable law.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibits
2.1†	Amendment No. 2, dated as of February 14, 2018, to the Investment Agreement, dated as of June 28, 2017 and as amended by Amendment No. 1 dated November 8, 2017, by and among JH Capital Group Holdings, LLC, Jacobsen Credit Holdings, LLC, NJK Holding LLC, Kravetz Capital Funding LLC and Easterly Acquisition Corp.

†	The schedule to this Exhibit has been omitted in accordance with Regulation S-K Item 601(b)(2). The Registrant agrees to furnish supplementally a copy of all omitted schedules to the Securities and Exchange Commission upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Easterly Acquisition Corp.

Date: February 15, 2018	By:	/s/ Avshalom Kalichstein
	Name:	Avshalom Kalichstein
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibits
2.1†	Amendment No. 2, dated as of February 14, 2018, to the Investment Agreement, dated as of June 28, 2017 and as amended by Amendment No. 1 dated November 8, 2017, by and among JH Capital Group Holdings, LLC, Jacobsen Credit Holdings, LLC, NJK Holding LLC, Kravetz Capital Funding LLC and Easterly Acquisition Corp.

†	The schedule to this Exhibit has been omitted in accordance with Regulation S-K Item 601(b)(2). The Registrant agrees to furnish supplementally a copy of all omitted schedules to the Securities and Exchange Commission upon its request.